                                                                  EXHIBIT 10.12


                                                                  EXECUTION COPY



                AMENDMENT AND WAIVER dated as of June 27, 2002 (this "Amendment"), to the Credit Agreement dated as of May 14, 1999, as amended (the "Credit Agreement"), among ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., a Delaware corporation ("Holdings"), ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), a New York banking corporation, as Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent, and CREDIT SUISSE FIRST BOSTON CORPORATION, as Documentation Agent.


        A. The Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

        B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement as set forth herein.

        C. The Required Lenders are willing so to amend and waive the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

        D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Waiver. The Required Lenders hereby waive compliance with Sections 6.04 and 6.08 of the Credit Agreement to the extent necessary to permit
(a) any purchases by Holdings on or after the date on which this Amendment becomes effective of common Equity Interests issued by Holdings and (b) the payment of dividends or the making of any loans or other transfers by the Borrower to Holdings on or after the date on which this Amendment becomes effective to the extent necessary to provide Holdings with the funds necessary to effect any such purchases, provided that (i) the aggregate consideration, fees and expenses paid by Holdings in connection with such purchases shall not exceed $15,000,000, (ii) no Default shall exist at the time of any such purchase and (iii) all such purchases shall be made using existing cash of Holdings, the Borrower or any Subsidiary.

        SECTION 2. Amendments. Section 6.08(b) of the Credit Agreement is hereby amended by:

        (a) replacing the period at the end of clause (v) thereof with the text "; and" and

        (b) inserting the following text after clause (v) thereof:

        "(vi) payment to any Person of Indebtedness of the Borrower or any Subsidiary (other than a License Subsidiary) that is incurred to finance the purchase of equipment or other fixed assets and is secured by such equipment or other fixed assets, provided that (A) the aggregate amount of all payments made pursuant to this clause (vi) does not exceed (1) $2,500,000 during any fiscal year of the Borrower and (2) $5,000,000 during the term of this Agreement and
(B) all such payments shall be made using existing cash of the Borrower or any Subsidiary (other than a License Subsidiary)."


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        SECTION 3. Representations and Warranties. Each of Holdings and the
Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

        (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        (b) The representations and warranties of Holdings and the Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

        (c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

        SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower and (iii) the Required Lenders and (b) the amendment fees required to be paid by the Borrower pursuant to
Section 6 hereof, provided that the representations and warranties set forth in the Loan Documents are true and correct as of the date that the last of such counterparts is received, except to the extent such representations and warranties expressly relate to an earlier date.

        SECTION 5. Credit Agreement. Except as specifically amended and waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall be a Loan Document for all purposes.

        SECTION 6. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay promptly to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on June 27, 2002, an amendment fee in an amount equal to 0.05% of the sum of such Lender's Revolving Commitment and outstanding Term Loans, provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 4 hereof (other than payment of such amendment fee) shall have been satisfied.

        SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

        SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                          ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.,

                          by  /s/  Kevin P. Hemenway
                              ------------------------------------------
                              Name:  Kevin P. Hemenway
                              Title: Senior Vice President,
                                     Chief Financial Officer and Treasurer


                          ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.,

                              by  /s/  Kevin P. Hemenway
                              ------------------------------------------
                              Name:  Kevin P. Hemenway
                              Title: Senior Vice President,
                                     Chief Financial Officer and Treasurer


                          JPMORGAN CHASE BANK (formerly known as
                          THE CHASE MANHATTAN BANK), individually and as Administrative Agent,

                              by  /s/  John Kowalczuk
                              ------------------------------------------
                              Name:  John Kowalczuk
                              Title: Vice President


                          CANADIAN IMPERIAL BANK OF COMMERCE,
                          as Syndication Agent,

                              by  /s/  Joan S. Griffin
                              ------------------------------------------
                              Name:  Joan S. Griffin
                              Title: Executive Director


                          CREDIT SUISSE FIRST BOSTON CORPORATION,
                          individually and as Documentation Agent,

                              by  /s/  Paul J. Corona
                              ------------------------------------------
                              Name:  Paul J. Corona
                              Title: Director

                              by  /s/  Bill O'Daly
                              ------------------------------------------
                              Name:  Bill O'Daly
                              Title: Director

                                                               SIGNATURE PAGE TO
                                                            AMENDMENT AND WAIVER
                                                                     DATED AS OF
                                                                   JUNE 27, 2002

TO APPROVE THE AMENDMENT:


Name of Institution:


                          Allstate Life Insurance Company
                          By: /s/ Jerry D. Zinkula
                              ------------------------------------------
                              Name:  Jerry D. Zinkula
                              Title: Authorized Signatory

                          By: /s/ Patricia W. Wilson
                              ------------------------------------------
                              Name:  Patricia W. Wilson
                              Title: Authorized Signatory


Name of Institution:      ARES Leveraged  Investment Fund II, L.P
                          By: ARES Management II, L.P
                              General Partner

                          By: /s/ Jeff Moore
                              ------------------------------------------
                              Name:  Jeff Moore
                              Title: Vice President



Name of Institution:      ARES III CLO Ltd.
                          By: ARES CLO Management LLC
                          By: /s/ Jeff Moore
                              ------------------------------------------
                              Name:  Jeff Moore
                              Title:    Vice President


Name of Institution:      ARES IV CLO Ltd.
                          By: ARES CLO Management IV, LP,
                              Investment Manager
                          By: ARES CLO GP IV, LLC,
                              Its Managing Member

                          By: /s/ Jeff Moore
                              ------------------------------------------
                              Name:  Jeff Moore
                              Title: Vice President


Name of Institution:      ARES V CLO Ltd.
                          By: ARES CLO Management V, LP,
                              Investment Manager
                          By: ARES CLO GP V, LLC,
                              Its Managing Member
                          By: /s/ Jeff Moore
                              ------------------------------------------
                              Name:  Jeff Moore
                              Title: Vice President

Name of Institution:      ARES VI CLO Ltd.
                          By: ARES Management VI, L.P.
                              Investment Manager

                          By: ARES CLO GP VI, LLC,
                          Its Managing Member

                          By: /s/ Jeff Moore
                              Name:  Jeff Moore
                              Title: Vice President


Name of Institution:      Capitva II Finance Ltd.
                          by  /s/  David Dyer
                              ------------------------------------------
                              Name:  David Dyer
                              Title: Director


Name of Institution:      CoBank, ACB
                          by  /s/  Aaron Dyer
                              ------------------------------------------
                              Name:  Aaron Dyer
                              Title: Assistant Vice President


Name of Institution:      C-Squared CDO Ltd.
                          By: TCW Advisors Inc., as its
                              Portfolio Manager

                          by  /s/  Mark L. Gold
                              Name:  Mark L. Gold
                              Title: Managing Director


Name of Institution:      ELC (Cayman) Ltd. 1999-II
                          By: David L. Babson & Company Inc.
                              as Collateral Manager

                          by  /s/  Adrienne Musgnug
                              ------------------------------------------
                              Name:  Adrienne Musgnug
                              Title: Managing Director


Name of Institution:      ELC (Cayman) Ltd. CDO Series 1999-I
                          By: David L. Babson & Company Inc.
                              as Collateral Manager

                          by  /s/  Adrienne Musgnug
                              ------------------------------------------
                              Name:  Adrienne Musgnug
                              Title: Managing Director


Name of Institution:      Franklin Floating Rate Trust
                          by  /s/  Richard D'Addario
                              ------------------------------------------
                              Name:  Richard D'Addario
                              Title:Vice President

Name of Institution:      Gallatin Funding I Ltd.
                          By: Bear Stearns Asset Management Inc.
                              as its Collateral Manager

                          by  /s/  Justin Driscoll
                              ------------------------------------------
                              Name:  Justin Driscoll
                              Title: Managing Director


Name of Institution:      Grayston CLO 2002-01 Ltd.
                          By: Bear Stearns Asset Management Inc.
                              as its Collateral Manager

                          by  /s/  Justin Driscoll
                              ------------------------------------------
                              Name:  Justin Driscoll
                              Title: Managing Director


Name of Institution:      KZH Crescent LLC

                          by  /s/  Joyce Fraser-Bryant
                              ------------------------------------------
                              Name:  Joyce Fraser-Bryant
                              Title: Authorized Agent


Name of Institution:      KZH Crescent 2 LLC
                          by  /s/ Joyce Fraser-Bryant
                              ------------------------------------------
                              Name:  Joyce Fraser-Bryant
                              Title: Authorized Agent

Name of Institution:      KZH Crescent 3 LLC
                          by  /s/  Joyce Fraser-Bryant
                              ------------------------------------------
                              Name:  Joyce Fraser-Bryant
                              Title: Authorized Agent


Name of Institution:      National City Bank
                          by  /s/  David Denlinger
                              ------------------------------------------
                              Name:  David Denlinger
                              Title: Assistant Vice President


Name of Institution:      National Cooperative Services Corporation
                          by  /s/  Kenneth A. Fried
                              ------------------------------------------
                              Name:  Kenneth A. Fried
                              Title: Associate Vice President

Name of Institution:      Sequils I, Ltd
                          By: TCW Advisors Inc., as its
                              Collateral Manager

                          by  /s/  Mark L. Gold
                              ------------------------------------------
                              Name:  Mark L. Gold
                              Title: Managing Director

                          by  /s/  William Brennan
                              ------------------------------------------
                              Name:  William Brennan
                              Title: Vice President


Name of Institution:      Sequils IV, Ltd
                          By: TCW Advisors Inc., as its
                              Collateral Manager

                          by  /s/ Mark L. Gold
                              ------------------------------------------
                              Name:  Mark L. Gold
                              Title: Managing Director

                          by  /s/ William Brennan
                              ------------------------------------------
                                  Name:  William Brennan
                                  Title:    Vice President


Name of Institution:      TCW Leveraged Income Trust IV, L.P.
                          By: TCW (LINC IV), L.L.C.,
                              As General Partner

                          By: TCW Asset Management Company
                              As managing member of the General Partner

                          by  /s/ Mark L. Gold
                              ------------------------------------------
                              Name:  Mark L. Gold
                              Title: Managing Director

                          by  /s/  William Brennan
                              ------------------------------------------
                              Name:  William Brennan
                              Title: Vice President


Name of Institution:      TCW Select Loan Fund, Limited
                          By: TCW Advisors Inc., as its
                              Collateral Manager

                          by  /s/ Mark L. Gold
                              ------------------------------------------
                              Name:  Mark L. Gold
                              Title: Managing Director

                          by  /s/  William Brennan
                              ------------------------------------------
                              Name:  William Brennan
                              Title: Vice President

Name of Institution:      United of Omaha Life Insurance Company
                          By: TCW Asset Management Company,
                              Its Investment Advisor

                          by  /s/ Mark L. Gold
                              ------------------------------------------
                              Name:  Mark L. Gold
                              Title: Managing Director

                          by  /s/ William Brennan
                              ------------------------------------------
                              Name:  William Brennan
                              Title: Vice President


Name of Institution:      U.S. Bank National Association
                          by  /s/  Thomas G. Gunder
                              ------------------------------------------
                              Name:  Thomas G. Gunder
                              Title: Vice President


Name of Institution:      Webster Bank
                          by  /s/  Elisabeth V. Piker
                              ------------------------------------------
                              Name:  Elisabeth V. Piker
                              Title: Vice President


Name of Institution:      Wells Fargo Bank Alaska, N.A.
                          by  /s/  Anthony Alvarado
                              ------------------------------------------
                              Name:  Anthony Alvarado
                              Title: Vice President